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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 6, 2003


                               Virbac Corporation
                     (formerly Agri-Nutrition Group Limited)
             (Exact name of registrant as specified in its charter)


     Delaware                      0-24312                    43-1648680
    (State of               (Commission File No.)           (IRS Employer
  Incorporation)                                          Identification No.)


                             3200 Meacham Boulevard
                             Fort Worth, Texas 76137
          (Address of principal executive offices, including zip code)



                                 (817) 831-5030
              (Registrant's telephone number, including area code)






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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press Release of Virbac Corporation dated May 6, 2003


ITEM 9. REGULATION FD DISCLOSURE

On May 6, 2003 Virbac Corporation, a Delaware corporation, issued a press release which provided a commentary on its first quarter 2003 financial results. In accordance with the Securities and Exchange Commission Release No. 34-47583 and the General Instructions B.2 and B.6 of Form 8-K, the information contained in this report, which is furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VIRBAC CORPORATION



                                         By:  /s/ JOSEPH A. ROUGRAFF
                                              ----------------------------
                                              Joseph A. Rougraff
                                              Chief Financial Officer


Date: May 6, 2003